September 8, 2017

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	PRIAC Variable Contract Account A

(File No. 811-21988)

Prudential Retirement Security Annuity VI

(File No. 333-199286)

Dear Commissioners:

On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual fund within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund specified below:

1.	Filer/Entity:	Vanguard Valley Forge Funds
	Registration No.:	811-58431
	CIK No.:	0000889519
	Accession No.:	0000932471-17-005001
	Date of Filing:	2017-08-25

	Share Class:	Institutional

Vanguard Balanced Index Fund

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel